UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 8, 2017

Esquire Financial Holdings, Inc.
(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100, Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

               On November 8, 2017, the stockholders of Esquire Financial Holdings, Inc. (the "Company") approved the Company's 2017 Equity Incentive Plan (the "Plan"), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Esquire Bank. A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 3, 2017. A copy of the Plan is being filed as Exhibit 10.1.

Item 5.07     Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on November 8, 2017.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company's Proxy Statement.  Of the 7,312,410 shares outstanding and entitled to vote, 6,504,915 shares were present at the meeting in person or by proxy.  The final results of the stockholders' vote are as follows:

1.	Election of directors:
	For	Withheld	Broker Non-Votes

Russ M. Herman	5,376,024	334,240	794,651

Robert J. Mitzman	4,789,725	920,539	794,651

Kevin C. Waterhouse	4,789,725	920,539	794,651

Marc Grossman	5,356,024	354,240	794,651

Jack Thompson	5,376,024	334,240	794,651

2.	The approval of the Esquire Financial Holdings, Inc. 2017 Equity Incentive Plan:

For	Against	Abstain	Broker Non-votes

5,647,218	18,040	45,006	794,651

3.	The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain	Broker Non-votes

6,461,410	1,999	41,506	0

Item 9.01     Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1
Esquire Financial Holdings, Inc. 2017 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 3, 2017 (File No. 001-38131))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: November 9, 2017	By: /s/ Andrew C. Sagliocca
Andrew C. Sagliocca
President and Chief Executive Officer